UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22973

AMG PANTHEON FUND, LLC

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: March 1, 2015 – March 31, 2016

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

March 31, 2016

AMG Pantheon Fund, LLC

(formerly AMG Pantheon Private Equity Fund, LLC)

www.amgfunds.com	AR080-0316

AMG Funds

AMG Pantheon Fund, LLC

Annual Report—March 31, 2016

TABLE OF CONTENTS	PAGE
FINANCIAL STATEMENTS

Statement of Assets and Liabilities	3
Balance sheet, net asset value (NAV) per Unit computations and cumulative undistributed amounts

Statement of Operations	4
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	5
Detail of changes in assets for the past two fiscal periods

Statement of Cash Flows	6
Detail of cash movements during the fiscal year

Financial Highlights	7
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	11
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

DIRECTORS AND OFFICERS	22

Financial Statements of AMG Pantheon Master Fund, LLC	Appendix

AMG Pantheon Fund, LLC

Statement of Assets and Liabilities

March 31, 2016

Assets:
Investment in AMG Pantheon Master Fund, LLC, at value (cost $2,317,064; shares 228,372)	$2,356,803
Cash	123,744
Cash held in escrow	15,000
Receivable from Investment Manager	203,190
Prepaid expenses	66,412

Total Assets	2,765,149

Liabilities:
Payable to Affiliates	256,911
Subscriptions in escrow	15,000
Accrued expenses:
Administrative fees	7,285
Distribution fees	15
Professional fees	109,984
Transfer agent fees	17,038
Other	1,687

Total Liabilities	407,920

Net Assets	$2,357,229

Net Assets Represent:
Paid-in capital	$2,319,583
Accumulated net investment loss	(2,093)
Net unrealized appreciation of investments	39,739

Net Assets	$2,357,229

Institutional Plus Class:
Net Assets	$2,326,784
Units outstanding	225,983
Net asset value, offering and redemption price per Unit	$10.30
Advisory Class:
Net Assets	$10,151
Units outstanding	988
Net asset value, offering and redemption price per Unit	$10.27
Brokerage Class:
Net Assets	$10,131
Units outstanding	988
Net asset value and redemption price per Unit	$10.25
Maximum offering price per Unit	$10.62
Institutional Class:
Net Assets	$10,163
Units outstanding	988
Net asset value, offering and redemption price per Unit	$10.29

The accompanying notes are an integral part of these financial statements. 3

AMG Pantheon Fund, LLC

Statement of Operations

For the fiscal year ended March 31, 2016

Expenses:
Investment advisory and management fees	$18,487
Administrative fees	86,000
Distribution fees - Institutional Plus Class	1,260
Distribution fees - Brokerage Class	42
Distribution fees - Advisory Class	22
Distribution fees - Institutional Class	11
Professional fees	1,037,039
Amortization of offering costs	192,747
Registration fees	47,395
Reports to Investors	28,650
Directors fees and expenses	24,260
Transfer agent fees	16,877
Custody fees	125
Miscellaneous expenses	15,215

Total expenses before offsets	1,468,130

Expense reimbursements	(1,448,097)
Fee waiver	(18,487)

Net expenses	1,546

Net investment loss	(1,546)

Net Unrealized Appreciation:
Net change in unrealized appreciation/depreciation of investments	22,556

Net increase in net assets resulting from operations	$21,010

The accompanying notes are an integral part of these financial statements.

4

AMG Pantheon Fund, LLC

Statements of Changes in Net Assets

For the fiscal year ended March 31, 2016 and the fiscal period from October 1, 2014 (commencement of operations) through March 31, 2015

	For the fiscal year ended March 31, 2016	For the fiscal period ended March 31, 2015*
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment loss	$(1,546)	$(1,064)
Net change in unrealized appreciation/depreciation of investments	22,556	17,183

Net increase in net assets resulting from operations	21,010	16,119

Capital Unit Transactions:[1]
Net increase from capital Unit transactions	1,385,000	935,100

Total increase in net assets	1,406,010	951,219

Net Assets:
Beginning of period	951,219	—

End of period	$2,357,229	$951,219

Accumulated Net Investment Loss	$(2,093)	$(1,064)

*	Commenced operations on October 1, 2014.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

5

AMG Pantheon Fund, LLC

Statement of Cash Flows

For the fiscal year ended March 31, 2016

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$21,010
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation/depreciation of investments	(22,556)
Decrease in cash held in escrow	10,000
Decrease in receivable from Investment Manager	559,971
Amortization of offering costs	192,747
Increase in prepaid expenses	(6,940)
Decrease in payable to Affiliates	(442,684)
Decrease in administrative fees payable	(21,386)
Decrease in Directors fees payable	(10,625)
Decrease in distribution fees payable	(1,049)
Decrease in professional fees payable	(389,732)
Increase in transfer agent fees payable	16,877
Decrease in other accrued expenses	(346)
Purchases of Master Fund	(1,385,000)

Net cash used in operating activities	(1,479,713)

Cash Flows from Financing Activities:
Proceeds from capital Unit transactions (including decrease in subscriptions in escrow of $10,000)	1,375,000

Net change in cash	(104,713)
Cash at beginning of year	228,457

Cash at end of year	$123,744

Supplemental Disclosure of Cash Flow Information
Non-Cash Transaction:
Exchange of Units between Unit classes	$30,000
Taxes:
State taxes paid	$318

The accompanying notes are an integral part of these financial statements.

6

AMG Pantheon Fund, LLC

Financial Highlights

For a Unit outstanding throughout each fiscal period

	For the fiscal year ended March 31, 2016	For the fiscal period ended March 31, 2015*
Institutional Plus Class Units**
Net Asset Value, beginning of period	$10.20	$10.00
Income (loss) from investment operations:
Net investment loss[1,2]	(0.01)	(0.01)
Net unrealized gain (loss) of investments	0.11	0.21

Total from investment operations	0.10	0.20

Net asset value, end of period	$10.30	$10.20

Total return[1]	0.98%	2.00%[3]
Ratio/Supplemental Data:
Ratio of net expenses to average net assets (with reimbursements and waivers)	0.07%	0.25%[4]
Ratio of expenses to average net assets (with reimbursements)	1.00%	1.50%[4]
Ratio of total expenses to average net assets (without reimbursements and waivers)[5]	73.90%	271.18%[4]
Ratio of net investment loss to average net assets[1]	(0.07%)	(0.25%)[4]
Portfolio turnover rate (Master Fund)	2%	56%[3]
Net assets, end of period (in thousands)	$2,327	$951

*	Commenced operations on October 1, 2014.
**	Prior to October 1, 2015, the Institutional Plus Class was known as the Advisory Class.
[1]	Total return and net investment income would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

7

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout the fiscal period

For the fiscal period ended March 31, 2016*
Advisory Class Units
Net Asset Value, beginning of period	$10.12
Income (loss) from investment operations:
Net investment loss [1,2]	(0.02)
Net realized and unrealized gain from investments	0.17

Total from investment operations	0.15

Net asset value, end of period	$10.27

Total return[1]	1.48%[3]
Ratio/Supplemental Data:
Ratio of net expenses to average net assets (with reimbursements and waivers)	0.50%[4]
Ratio of expenses to average net assets (with reimbursements)	1.32%[4]
Ratio of total expenses to average net assets (without reimbursements and waivers)[5]	65.12%[4]
Ratio of net investment income (loss) to average net assets[1]	(0.50%)[4]
Portfolio turnover rate (Master Fund)	2%
Net assets, end of year (in thousands)	$10

*	Class commenced operations on October 1, 2015.
[1]	Total return and net investment income would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

8

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout the fiscal period

For the fiscal period ended March 31, 2016*
Brokerage Class Units
Net Asset Value, beginning of period	$10.12
Income (loss) from investment operations:
Net investment loss [1,2]	(0.04)
Net realized and unrealized gain from investments	0.17

Total from investment operations	0.13

Net asset value, end of period	$10.25

Total return[1]	1.28%[3]
Ratio/Supplemental Data:
Ratio of net expenses to average net assets (with reimbursements and waivers)	1.00%[4]
Ratio of expenses to average net assets (with reimbursements)	1.82%[4]
Ratio of total expenses to average net assets (without reimbursements and waivers)[5]	65.64%[4]
Ratio of net investment income (loss) to average net assets[1]	(1.00%)[4]
Portfolio turnover rate (Master Fund)	2%
Net assets, end of year (in thousands)	$10

*	Class commenced operations on October 1, 2015.
[1]	Total return and net investment income would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

9

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout the fiscal period

For the fiscal period ended March 31, 2016*
Institutional Class Units
Net Asset Value, beginning of period	$10.12
Income (loss) from investment operations:
Net investment loss [1,2]	(0.01)
Net realized and unrealized gain from investments	0.18

Total from investment operations	0.17

Net asset value, end of period	$10.29

Total return[1]	1.68%[3]
Ratio/Supplemental Data:
Ratio of net expenses to average net assets (with reimbursements and waivers)	0.25%[4]
Ratio of expenses to average net assets (with reimbursements)	1.06%[4]
Ratio of total expenses to average net assets (without reimbursements and waivers)[5]	64.86%[4]
Ratio of net investment income (loss) to average net assets[1]	(0.25%)[4]
Portfolio turnover rate (Master Fund)	2%
Net assets, end of year (in thousands)	$10

*	Class commenced operations on October 1, 2015.
[1]	Total return and net investment income would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

10

AMG Pantheon Fund, LLC

Notes to Financial Statements

March 31, 2016

1.	ORGANIZATION

AMG Pantheon Fund, LLC (formerly AMG Pantheon Private Equity Fund, LLC) (the “Fund”) was organized as a Delaware limited liability company on May 16, 2014. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on October 1, 2014. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in AMG Pantheon Master Fund, LLC (formerly AMG Pantheon Private Equity Master Fund, LLC) (the “Master Fund”), an affiliate of the Fund, which has the same investment objective and investment policies as those of the Fund. As of March 31, 2016, the Fund owned 5.8% of the Units in the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Prior to October 1, 2015, the Fund offered a single class of units (Advisory Class) (“Units”), to accredited investors, which may be purchased on a continuous basis as of the first business day of each month at the Fund’s net asset value (“NAV”) per Unit. Effective October 1, 2015, the Fund changed the name of the existing Advisory Class to Institutional Plus Class (“Institutional Plus”) and established three new classes: the Advisory Class (“Advisory”), Brokerage Class (“Brokerage”), and Institutional Class (“Institutional”). In conjunction with establishing the Advisory, Brokerage and Institutional classes, on October 1, 2015, the Fund issued 988 Units for $10,000 for each of the Advisory, Brokerage and Institutional classes. The Units of Advisory, Brokerage, Institutional and Institutional Plus generally have identical voting rights, but each Unit class may vote separately when required by law. Different Unit classes will pay different distribution amounts to the extent the NAV per Unit and/or the expenses of such Unit classes differ. Each Unit class has its own expense structure. Sales of Units of Brokerage will incur a sales load up to 3.50%. On October 27, 2015, the Fund has registered $500,000,000 in Units for sale under the Securities Act of 1933, as amended (the “Securities Act”), and commenced offering the Units of Advisory, Brokerage, Institutional, and Institutional Plus to the public under the Securities Act.

The unitholders of the Fund (“Investors”) do not have the right to withdraw or tender their Units for the first two years of the Fund’s life. The Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund’s Board of Directors (the “Board” or the “Directors”). Additionally, a 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Units.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities

11

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	VALUATION OF INVESTMENTS: The Fund records its investment in the Master Fund at a value based on the NAV per Unit of the Master Fund. Valuation policies for securities held by the Master Fund are discussed in Note 1(a) of the Master Fund’s Notes to Financial Statements.

b.	SECURITY TRANSACTIONS: For financial reporting purposes, contributions to and withdrawals from the Master Fund are accounted for on a trade date basis. Security transactions are accounted for as of trade date. Realized gains and losses on withdrawals from the Master Fund and on securities sold are determined on the basis of identified cost.

The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Master Fund’s investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors.

c.	INVESTMENT INCOME AND EXPENSES: Dividend income, including distributions from the Master Fund, is recorded on the ex-dividend date. Expenses are recorded on an accrual basis. Legal fees are apportioned between the Fund and the Master Fund based on level of service. The Fund indirectly bears its proportional share of the Master Fund’s expenses. During the fiscal year ended March 31, 2016, the Fund’s proportional share of the Master Fund’s expenses was $24,018, which represents 1.21% of the Fund’s average net assets on an annualized basis.

Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended March 31, 2016, the Fund did not incur any overdraft fees.

The Fund recorded an out-of-period adjustment to increase professional fees and expense reimbursements by $116,605 to correct errors originating in the fiscal period ended March 31, 2015. The adjustment increased the Institutional Plus class ratio of total expenses to average net assets (without reimbursements and waivers) by 5.90% for the year ended March 31, 2016 but did not impact the Fund’s net assets, NAV per

12

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

Unit or total return due to the Expense Limitation and Reimbursement Agreement as disclosed in Note 2. Management determined that the adjustment was not material to the Fund’s prior year or current year annual financial statements.

d.	DIVIDENDS AND DISTRIBUTIONS: Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Fund’s prospectus. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors distributions, are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2015, the Fund had a permanent difference relating to a net operating loss and a temporary difference relating to a late-year loss deferral.

There were no distributions paid for the fiscal tax year ended September 30, 2015.

As of September 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Late-year loss deferral	$2,038

Based on the approximate cost of investments of $2,267,064 for federal income tax purposes at September 30, 2015, the Fund’s aggregate gross unrealized appreciation and depreciation were $0 and $1,368, respectively, resulting in net unrealized depreciation of $1,368.

e.	FEDERAL TAXES: The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986 (“IRC”), as amended, and to distribute substantially all of its taxable income and gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements. If the Fund and/or the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Fund and/or the Master Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

13

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

The Fund’s tax year end is September 30. Management has analyzed the Fund’s tax positions as of March 31, 2016, and for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses may be carried forward for an unlimited time period. Additionally, capital losses that are carried forward retain their tax character as either short-term or long-term capital losses.

f.	CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of March 31, 2016, the Fund had no accumulated net realized capital loss carryovers from securities transactions, including withdrawals from the Master Fund, for federal income tax purposes. Should the Fund incur net capital losses for the tax year ended September 30, 2016, such amounts may be used to offset future realized capital gains for an unlimited time period.

g.	CAPITAL STOCK: The Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the periods ended March 31, 2016 and 2015, the Fund’s capital Unit transactions by class were as follows:

	2016		2015*
	Units	Amount	Units	Amount
Institutional Plus Class:#
Proceeds from sale of Units	135,663	$1,385,000	93,284	$935,100
Cost of Units exchanged	(2,964)	(30,000)	—	—

Net increase	132,699	$1,355,000	93,284	$935,100

Advisory Class:**
Proceeds from sale of Units	988	$10,000	—	—

Net increase	988	$10,000	—	—

Brokerage Class:**
Proceeds from sale of Units	988	$10,000	—	—

Net increase	988	$10,000	—	—

Institutional Class:**
Proceeds from sale of Units	988	$10,000	—	—

Net increase	988	$10,000	—	—

14

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

#	Effective October 1, 2015, Units in the Advisory Class were redesignated to Institutional Plus.
*	Commenced operations on October 1, 2014.
**	Class commenced operations on October 1, 2015.

At March 31, 2016, seven affiliated Investors of record owned 59.35% of the net assets of the Fund. Transactions by these Investors may have a material impact on the Fund. The Master Fund repurchased $1,000,000 worth of its Units from an affiliated Investor, which the affiliated Investor invested into the Fund. The Fund subsequently reinvested the amount back into the Master Fund. On September 30, 2015, an affiliated Investor exchanged $30,000 worth of its Units in Institutional Plus to establish the Advisory, Brokerage and Institutional classes on October 1, 2015.

h.	ORGANIZATIONAL AND OFFERING COSTS: Pantheon Ventures (US) LP (the “Investment Manager” or “Pantheon”) incurred and directly paid organizational and offering costs on behalf of the Fund in the amount of $777,595, which was repaid by the Fund for the full amount thereof. Organizational costs in the amount of $392,101 were expensed in the fiscal period ended March 31, 2015. Offering costs of $385,494 were deferred and have been fully amortized on the straight-line method over a period of one year from the commencement of operations.

i.	CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Fund’s transfer agent, and will be released from escrow on the effective date of the subscription.

2.	RELATED PARTY TRANSACTIONS AND OTHER

The Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc., (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by the Fund to the Investment Manager at the annual rate of 0.70% of the net assets of the Fund as of the end of each month, determined before giving effect to the accrual of the management fee being calculated or to any purchases or repurchases of interests of the Fund or any distributions by the Fund. Prior to October 1, 2015, the investment management fee rate was 1.25%. The Investment Manager has agreed to waive its management fee paid by the Fund with respect to any period during which the only investment security held by the Fund is that of another

15

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

investment company registered under the 1940 Act. Management fees waived under this management fee waiver may not be recouped by the Investment Manager in subsequent periods. During the fiscal year ended March 31, 2016, the Investment Manager of the Fund waived all management fees in the amount of $18,487.

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a term beginning on October 1, 2014 and ending September 30, 2016 (the “Limitation Period”) to waive the management fees by the Master Fund and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund) during the Limitation Period such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). Prior to October 1, 2015, the Expense Cap of the Fund was 2.00%. Effective January 4, 2016, the Expense Limitation Agreement’s term was removed; consequently, the Expense Limitation Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Fund or upon mutual agreement between the Investment Manager and the Fund’s Board. “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of the Master Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments; (c) interest payments incurred by the Master Fund; (d) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (e) taxes of the Master Fund; and (f) extraordinary expenses of the Master Fund (as determined in the sole discretion of the Investment Manager) and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (f) the distribution and/or service fee paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses of the Fund (as determined in the sole discretion of the Investment Manager).

To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager pays, waives, or reimburses the Fund for expenses to the extent necessary to eliminate such excess. The Fund is obligated to pay the Investment Manager all amounts paid, waived, or reimbursed by the Investment Manager with respect to the Fund pursuant to such Expense Cap, provided that the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund, exclusive of Excluded Expenses, in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Fund are to be made with respect to amounts paid, waived, or reimbursed by

16

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

the Investment Manager more than thirty-six (36) months after the date the Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager.

Effective August 13, 2014, Pantheon, the investment manager of the Master Fund, voluntarily agreed to waive the management fee paid by the Master Fund until September 30, 2015 (the “Voluntary Fee Waiver”). Accordingly, Investors in the Fund, as a result of the Fund’s investment in the Master Fund, did not indirectly bear the management fee during the term of the waiver. Effective October 1, 2015, the Investment Manager and the Fund agreed to cease the Voluntary Fee Waiver in effect through September 30, 2015.

For the period April 1, 2015 to September 30, 2015, as a result of the Voluntary Fee Waiver, the Expense Cap of the Fund in the Expense Limitation and Reimbursement Agreement was reduced from 2.00% to 0.75% of the Fund’s net assets during the term of the Voluntary Fee Waiver.

For the fiscal year ended March 31, 2016, the Fund’s expiration of reimbursement is as follows:

Expiration Period
Less than 1 year	—
Within 2 years	$1,148,606
Within 3 years	1,448,097

Total Amount Subject to Reimbursement	$2,596,703

The Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and Investor services to the Fund, its Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s Investors. The Fund pays a fee to the Administrator at the rate of 0.05% per annum of the Fund’s average monthly net assets, with a minimum annual fee of $86,000 for these services.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Units of the Fund will be continuously offered and will be sold directly to prospective accredited investors and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of registration statements for sales purposes and any advertising or sales literature.

17

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

The Fund had previously adopted a distribution and service plan with respect to the former Advisory Class Units, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to this distribution and service plan, the Fund could make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s former Advisory Class Units and for maintenance and personal service provided to existing Investors of that class. The plan authorized payments to the Distributor up to 0.25% annually of the Fund’s average monthly net assets attributable to the former Advisory Class Units. Effective August 10, 2015, the Fund terminated the plan attributable to the former Advisory Class Units.

Effective October 27, 2015, the Fund adopted a distribution and service plan (the “Plan”) with respect to the Advisory, Brokerage and Institutional classes, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Advisory, Brokerage and Institutional Units and for maintenance and personal service provided to existing Investors of those classes. The Plan authorizes payments to the Distributor of 0.50%, 1.00%, and 0.25% annually of the average monthly net assets attributable to the Advisory, Brokerage and Institutional classes, respectively. The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the Plan by the Advisory, Brokerage and Institutional classes for shareholder servicing may not exceed an annual rate of 0.25% of the average daily NAV of the Fund’s Units of that class owned by clients of such broker, dealer or financial intermediary.

The Board provides supervision of the affairs of the Fund, the Master Fund, other trusts within the AMG Funds family of mutual funds and other affiliated funds. The Directors of the Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors fees and expenses are split evenly between the Master Fund and the Fund. Certain Directors and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Administrator has paid certain legal, registration and miscellaneous fees on behalf of the Fund and the amount owed to the Administrator as of March 31, 2016 is reflected as a Payable to Affiliates on the Statement of Assets and Liabilities.

3.	COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the

18

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

4.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in Investment Funds and Investment Fund portfolio companies. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. No guarantee or representation is made that the Fund’s investment objective will be met.

Units in the Fund provide limited liquidity because Investors of the Fund will not be able to redeem Units in the first two years of the Fund’s life, and afterward can only be redeemed upon approval of the Fund’s Board.

A discussion of the risks associated with the Fund’s investment in the Master Fund is provided in Note 8 of the Notes to the Master Fund’s financial statements and the Fund’s prospectus.

5.	RECENT ACCOUNTING PRONOUNCEMENTS

In May 2015, The Financial Accounting Standards Board issued Accounting Standard Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. Also, ASU 2015-07 removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the Fund has elected to measure the fair value using that practical expedient. New disclosures are required for annual reporting periods beginning after December 15, 2015, and interim periods within those annual periods. Earlier application is permitted. The Fund has adopted ASU 2015-07 and valued its investment in the Master Fund using NAV as a practical expedient.

19

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

6.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2016 have been evaluated through the date the financial statements were issued. Subscriptions into the Fund for April 1, 2016 and May 1, 2016 were equal to $15,000 and $0, respectively. There were no additional subscriptions through the issuance date of the Fund’s financial statements.

Effective May 1, 2016, Pantheon has voluntarily agreed to waive the investment management fee of 0.70% paid by the Master Fund until December 31, 2016. Accordingly, Investors in the Fund, as a result of the Fund’s investment in the Master Fund, will not indirectly bear the management fee during the term of the waiver. In addition, as a result of the waiver, the fees and expenses included under the Expense Cap of the Fund in the Expense Limitation and Reimbursement Agreement will, in effect, be reduced from 1.45% to 0.75% of the Fund’s net assets during the term of the waiver.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Investors of AMG Pantheon Fund, LLC (formerly AMG Pantheon Private Equity Fund, LLC):

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AMG Pantheon Fund, LLC (the “Fund”) at March 31, 2016, and the results of its operations, the changes in its net assets and its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 31, 2016

21

AMG Pantheon Fund, LLC

Directors and Officers

The Directors and Officers, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Directors provide broad supervision over the affairs of the Funds. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Funds, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Directors, President, Treasurer and Secretary of the Fund are elected by the Directors annually. Other officers hold office at the pleasure of the Directors.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2014	Kurt A. Keilhacker, 52
• Oversees 74 Funds in Fund Complex

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Director since 2014	Eric Rakowski, 57
• Oversees 74 Funds in Fund Complex

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Director since 2014	Victoria L. Sassine, 50
• Oversees 74 Funds in Fund Complex	Lecturer, Babson College (2007 – Present).
Interested Directors
Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2014	Christine C. Carsman, 64
• Oversees 74 Funds in Fund Complex

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011- Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

22

AMG Pantheon Fund, LLC

Directors and Officers (continued)

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 48
• Principal Executive Officer since 2014 • Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer, Aston Asset Management, LLC (2016-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2016-Present); Chief Executive Officer, President and Principal Executive Officer, Aston Funds (2015-Present); President, VP Distributors, (2011- 2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010- 2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).
• Chief Operating Officer since 2014

Keitha L. Kinne, 57

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007- Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016-Present); Chief Operating Officer, Aston Funds (2016-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Distributors, Inc. (2012- 2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary and Chief Legal Officer since 2015

Mark J. Duggan, 51

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015- Present); Secretary and Chief Legal Officer, Aston Funds (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Treasurer, Principal Financial Officer, and Principal Accounting Officer since 2014

Donald S. Rumery, 57

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008- Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Aston Funds (2016-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, Aston Funds (2016-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2014

Leslie J. Osborn, 52

Chief Compliance Officer AMG Pantheon Fund, LLC and Vice President—Compliance Officer, AMG Funds LLC (2014-present); Chief Compliance Officer, Credit Suisse—Private Banking USA (2011-2013); Chief Compliance Officer and Head of Compliance (US), Man Investments, Inc. (2008-2011); Chief Compliance Officer, Arden Asset Management LLC (2004-2008); Deputy Compliance Officer/Assistant Director of Compliance, The Common Fund for Nonprofit Organizations (1999-2004).

• Executive Vice President since 2014

Sheldon Chang, 49

Managing Director and Head of Private Wealth Solutions, Pantheon Ventures (US) LP (2013- Present); Managing Director and Head of Origination and Product Management for Private Equity and Real Assets, Merrill Lynch Wealth Management (2006-2013).

• Executive Vice President since 2014	Susan Giacin, 38 Principal, Pantheon Ventures (US) LP (2013-Present); Director, Merrill Lynch Wealth Management (2008-2013); Assistant Vice President, Citi Property Investors (2005-2008).
• Executive Vice President since 2015	Douglas A. Keller, Jr., 28 Senior Associate, Pantheon Ventures (US) LP (2013-Present); Assistant Vice President, Merrill Lynch Wealth Management (2010-2013).

23

AMG Pantheon Fund, LLC

Directors and Officers (continued)

Officers (continued)
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti- Money Laundering Compliance Officer, Aston Funds (2016- Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

24

ANNUAL REPORT

Appendix

AMG Funds

March 31, 2016

AMG Pantheon Master Fund, LLC

(formerly AMG Pantheon Private Equity Master Fund, LLC)

www.amgfunds.com	AR081-0316

AMG Funds

AMG Pantheon Master Fund, LLC

Annual Report—March 31, 2016

TABLE OF CONTENTS	PAGE
FINANCIAL STATEMENTS

Schedule of Investments	3

Notes to Schedule of Investments	6

Statement of Assets and Liabilities	8
Balance sheet, net asset value (NAV) per Unit computation and cumulative undistributed amounts

Statement of Operations	9
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	10
Detail of changes in assets for the past two fiscal periods

Statement of Cash Flows	11
Detail of cash movements during the fiscal year

Financial Highlights	12
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	13
Accounting and distribution policies, details of agreements and transactions with Master Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

DIRECTORS AND OFFICERS	28

AMG Pantheon Master Fund, LLC

Schedule of Investments

March 31, 2016

	Initial Acquisition Date	Shares		Value
Co-Investments - 18.4%
ACOF IV ATD Co-Invest LP (Consumer Discretionary)(a),*	02/27/2015		(b)	$500,000
Altas Med LP (Consumer Discretionary)(a),*	08/11/2015		(b)	473,378
Digital Bridge U.S. Tower Holdings, LLC (Telecommunication Services)(a),*	11/03/2014	10		503,375
Odyssey Acquisition, LLC (Information Technology)(a),*	11/06/2015		(b)	229,262
Palermo TT Holdings, Inc. (Information Technology)(a),*	12/12/2014	357		377,110
PSG Abacus Co-investors L.P. (Information Technology)(a),*	12/08/2015		(b)	453,820
Quantum Parallel Partners VI-C(A), LP (Energy)*	10/16/2015		(b)	29,342
Shamrock Capital Growth Fund III, LLC (Information Technology)(a),*	07/29/2015		(b)	344,116
Shamrock RB Co-Invest, LLC (Consumer Discretionary)(a),*	07/30/2015		(b)	500,000
SPC RP Investor, LLC (Industrials)(a),*	05/26/2015		(b)	395,902
T-VI Co-Invest-A (Financials)(a),*	08/12/2015		(b)	356,518
Virgin Pulse, Inc. (Growth Equity)(a),*	02/19/2016		(b)	3,040,000
WP-LH Co-Invest, L.P. (Materials)*	06/25/2015		(b)	320,290
Total Co-Investments				7,523,113
Primary Private Investment Fund - 0.1%
Banc Fund IX L.P.(a),*	01/19/2016		(b)	52,721
Secondary Private Investment Funds - 5.0%
1901 Partners LP(a),*	07/16/2015		(b)	309,389
Banc Fund VII L.P.(a),*	12/31/2015		(b)	288,009
Banc Fund VIII L.P.*	12/31/2015		(b)	121,086
Francisco Partners III, L.P.*	01/05/2015		(b)	230,052
Providence Equity Partners VI, L.P.*	12/12/2014		(b)	375,869
TPG Partners V, L.P.*	10/31/2015		(b)	42,653
TPG Partners VI, L.P.*	10/31/2015		(b)	304,377

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

	Initial Acquisition Date	Shares		Value
Secondary Private Investment Funds - 5.0% (continued)
Welsh, Carson, Anderson & Stowe X L.P.*	12/31/2015		(b)	$382,564
Total Secondary Private Investment Funds				2,053,999
Exchange Traded Fund - 10.1%
SPDR® S&P 500 ETF Trust(1)		19,938		4,098,455
Short-Term Investments - 74.5%
Joint Repurchase Agreements - 7.7%(2)

		Principal Amount
Citigroup Global Markets Inc., dated 03/31/16, due 04/01/16, 0.310%, total to be received $473,378 (collateralized by various U.S. Government Agency Obligations, 0.000% - 1.500%, 09/22/16 - 03/31/23, totaling $482,842)		$473,374		473,374
Deutsche Bank Securities Inc., dated 03/31/2016, due 04/01/16, 0.320%, total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 1.000% - 4.750%, 02/15/18 - 02/15/37, totaling $1,020,000)		1,000,000		1,000,000
HSBC Securities USA Inc., dated 03/31/16, due 04/01/16, 0.290%, total to be received $473,378 (collateralized by various U.S. Government Agency Obligations, 1.375% - 6.500%, 07/01/18 - 03/01/46, totaling $482,842)		473,374		473,374
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 03/31/16, due 04/01/16, 0.300%, total to be received $1,000,008 (collateralized by various U.S. Government Agency Obligations, 1.406% - 7.000%, 05/15/24 - 01/20/66, totaling $1,020,000)		1,000,000		1,000,000
RBC Capital Markets, LLC, dated 03/31/16, due 04/01/16, 0.260%, total to be received $209,056 (collateralized by various U.S. Government Agency Obligations, 0.000% - 4.250%, 05/15/16 - 08/15/40, totaling $213,235)		209,054		209,054
Total Joint Repurchase Agreements				3,155,802
Other Investment Companies - 66.8%(3)

		Shares
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.38%		27,237,161		27,237,161
Total Short-Term Investments				30,392,963

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

Value
Total Investments - 108.1% (cost $43,948,984)	$44,121,251
Other Assets, less Liabilities - (8.1%)	(3,306,057)
Net Assets - 100.0%	$40,815,194

Cost of Investments by asset type is as follows:

Co-Investments	$7,463,897
Primary Private Investment Fund	51,246
Secondary Private Investment Funds	2,025,898
Exchange Traded Fund	4,014,980
Short-Term Investments	30,392,963

Total	$43,948,984

(a)	Non-income producing.
(b)	Investment does not issue shares.
(1)	Some or all of these shares were out on loan to various brokers as of March 31, 2016, amounting to $3,073,739, or 7.5% of net assets.
(2)	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
(3)	Yield shown represents the March 31, 2016 seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
*	Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Schedule of Investments. As of March 31, 2016, the aggregate cost of each investment restricted to resale was $500,000, $473,378, $506,329, $231,077, $357,661, $455,757, $36,051, $344,116, $500,000, $340,546, $358,692, $3,040,000, $320,290, $51,246, $313,824, $261,694, $112,815, $203,829, $357,786, $53,936, $333,195 and $388,819, respectively, totaling $9,541,041.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Notes to Schedule of Investments

March 31, 2016

The following table summarizes the inputs used to value the Master Fund’s investments by the fair value hierarchy levels as of March 31, 2016:

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments
Co-Investments	—	—	$7,523,113	$7,523,113
Primary Private Investment Fund	—	—	52,721	52,721
Secondary Private Investment Funds	—	—	2,053,999	2,053,999
Exchange Traded Fund	$4,098,455	—	—	4,098,455
Short-Term Investments
Joint Repurchase Agreements	—	$3,155,802	—	3,155,802
Other Investment Companies	27,237,161	—	—	27,237,161

Total Investments	$31,335,616	$3,155,802	$9,629,833	$44,121,251

As of March 31, 2016, the Master Fund had no transfers from the beginning of the reporting period.

The reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Co-Investments	Primary Private Investment Fund	Secondary Private Investment Funds	Total
Balance as of March 31, 2015**	$1,193,115	—	$634,805	$1,827,920
Purchases	6,434,488	$51,246	1,488,210	7,973,944
Sales & Distributions	(171,003)	—	(196,813)	(367,816)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Net realized gain/(loss)	6,516	—	142,438	148,954
Net change in unrealized appreciation/depreciation	59,997	1,475	(14,641)	46,831

Balance as of March 31, 2016	$7,523,113	$52,721	$2,053,999	$9,629,833

Net change in unrealized appreciation/depreciation on investments held at March 31, 2016	$59,997	$1,475	$(14,641)	$46,831

**	The balances as of March 31, 2015 for each Co-Investment have been updated from their March 31, 2015 ending balances due to the reclassification of categories from Common Stock and Partnership Interests in the amounts of $693,115 and $500,000, respectively, into Co-Investments. The reclassification was effective on April 1, 2015.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Notes to Schedule of Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of March 31, 2016. The table below is not intended to be all inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Master Fund’s fair value measurements:

	Fair Value as of March 31, 2016	Valuation Techniques	Unobservable Inputs	Ranges
Co-Investments	$4,453,771	Third Party Valuation	General Partners Valuation, Market Comparables	n/a
Co-Investments	3,069,342	Recent Financing	Recent Transaction Price	n/a
Primary Private Investment Fund	52,721	Net Asset Value General Partner	Net Asset Value	n/a
Secondary Private Investment Funds	2,053,999	Net Asset Value General Partner	Net Asset Value	n/a

Total	$9,629,833

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Assets and Liabilities

March 31, 2016

Assets:
Investments at value*** (including securities on loan valued at $3,073,739)	$44,121,251
Receivable from Investment Manager	99,285
Dividends and other receivables	30,274
Prepaid expenses	9,750

Total Assets	44,260,560

Liabilities:
Payable upon return of securities loaned	3,155,802
Payable to Affiliates	58,545
Accrued expenses:
Investment advisory and management fees	24,229
Administrative fees	29,137
Professional fees	168,987
Other	8,666

Total Liabilities	3,445,366

Net Assets	$40,815,194

Net Assets Represent:
Paid-in capital	$39,594,725
Undistributed net investment income	860,827
Accumulated net realized gain	187,375
Net unrealized appreciation of investments	172,267

Net Assets	$40,815,194

*** Investments at cost	$43,948,984
Units outstanding	3,954,133
Net asset value, offering and redemption price per Unit	$10.32

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Operations

For the fiscal year ended March 31, 2016

Investment Income:
Dividend income	$129,846
Securities lending income	2,453
Interest income	992

Total investment income	133,291

Expenses:
Investment advisory and management fees	155,281
Administrative fees	344,000
Professional fees	566,831
Amortization of offering costs	58,839
Directors fees and expenses	24,260
Custody fees	14,659
Reports to Investors	9,393
Transfer agent fees	2,000
Miscellaneous expenses	13,632

Total expenses before offsets	1,188,895

Expense reimbursements	(893,048)
Fee waiver	(65,547)

Net expenses	230,300

Net investment loss	(97,009)

Net Realized and Unrealized Gain:
Net realized gain from investments	149,681
Net change in unrealized appreciation/depreciation of investments	99,353

Net realized and unrealized gain	249,034

Net increase in net assets resulting from operations	$152,025

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statements of Changes in Net Assets

For the fiscal year ended March 31, 2016 and the fiscal period from October 1, 2014 (commencement of operations) through March 31, 2015

	For the fiscal year ended March 31, 2016	For the fiscal period ended March 31, 2015*
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment loss	$(97,009)	$(11,700)
Net realized gain from investments	149,681	44,891
Net change in unrealized appreciation/depreciation of investments	99,353	72,914

Net increase in net assets resulting from operations	152,025	106,105

Capital Unit Transactions:[1]
Net increase from capital Unit transactions	35,385,000	5,172,064

Total increase in net assets	35,537,025	5,278,169

Net Assets:
Beginning of period	5,278,169	—

End of period	$40,815,194	$5,278,169

Undistributed/(Accumulated) Net Investment Income/(Loss)	$860,827	$(11,700)

*	Commenced operations on October 1, 2014.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Cash Flows

For the fiscal year ended March 31, 2016

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$152,025
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments	(149,681)
Net change in unrealized appreciation/depreciation of investments	(99,353)
Decrease in cash held in escrow	5,000,000
Decrease in receivable from Investment Manager	433,922
Increase in dividends and other receivables	(25,233)
Amortization of offering costs	58,839
Decrease in prepaid expenses	4,698
Decrease in payable to Affiliates	(315,451)
Decrease in administrative fees payable	(84,927)
Decrease in Directors fees payable	(10,625)
Decrease in professional fees payable	(39,095)
Increase in management fees payable	24,229
Increase in other accrued expenses	5,714
Purchases of investments	(11,094,339)
Proceeds from sale of investments	165,140
Distributions from investments	367,815
Net purchases of short-term investments	(27,934,480)
Increase in collateral for securities loaned	3,155,802

Net cash used in operating activities	(30,385,000)

Cash Flows from Financing Activities:
Proceeds from capital Unit transactions (including decrease in subscriptions in escrow of $5,000,000)	31,385,000
Disbursements from capital Unit transactions repurchased	(1,000,000)

Net cash provided by financing activities	30,385,000

Net change in cash	—
Cash at beginning of year	—

Cash at end of year	$—

Supplemental Disclosure of Cash Flow Information
Taxes:
State taxes paid	$318

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Financial Highlights

For a Unit outstanding throughout each fiscal period

	For the fiscal year ended March 31, 2016	For the fiscal period ended March 31, 2015*
Net Asset Value, beginning of period	$10.21	$10.00
Income (loss) from investment operations:
Net investment loss[1,2]	(0.06)	(0.02)
Net realized and unrealized gain from investments	0.17	0.23

Total from investment operations	0.11	0.21

Net asset value, end of period	$10.32	$10.21

Total return[1]	1.08%	2.10%[3]
Ratio/Supplemental Data:
Ratio of net expenses to average net assets (with reimbursements and waivers)	1.27%	0.75%[4]
Ratio of expenses to average net assets (with reimbursements)	1.64%	2.00%[4]
Ratio of total expenses to average net assets (without reimbursements and waivers)[5]	6.57%	31.00%[4]
Ratio of net investment loss to average net assets[1]	(0.54%)	(0.46%)[4]
Portfolio turnover rate	2%	56%[3]
Net assets, end of period (in thousands)	$40,815	$5,278

*	Commenced operations on October 1, 2014.
[1]	Total return and net investment income would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements

March 31, 2016

1.	ORGANIZATION

AMG Pantheon Master Fund, LLC (formerly AMG Pantheon Private Equity Master Fund, LLC) (the “Master Fund”) was organized as a Delaware limited liability company on May 16, 2014. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Master Fund commenced operations on October 1, 2014. The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund expects to invest primarily in private equity investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies.

The Master Fund offers a single class of units (“Units”) to accredited investors (the “Investors”), which may be purchased as of the first business day of each month at the Master Fund’s net asset value (“NAV”) per Unit. The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors (the “Board” or the “Directors”).

The Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements:

a.	VALUATION OF INVESTMENTS: Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Master Fund’s listed equity investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board.

For co-investments in portfolio companies, the Board uses the market approach to estimate the fair value of private investments. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition, latest round of financing data, current financial position and operating results, among other factors.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

Investment Funds are generally based on the valuations provided by the general partners or managers of underlying fund investments. The valuations provided by the general partners or managers typically reflect the fair value of the Master Fund’s capital account balance of each Investment Fund, including unrealized gains and losses, as reported in the financial statements of the respective Investment Fund. In reviewing these underlying valuations, the Board is advised by Pantheon Ventures (US) LP (the “Investment Manager”), who reviews the capital account balances and may adjust the value of each Master Fund investment.

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day NAV per share.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with a monthly analysis showing, all outstanding securities fair valued by the Investment Manager, including a comparison with the prior month end and the percentage of the Master Fund that the security represents at each month end.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Master Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b.	SECURITY TRANSACTIONS: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	INVESTMENT INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from Investment Funds and co-investments will be received as underlying investments of the Investment Funds and co-investments are liquidated. Distributions from Investment Funds and co-investments occur at irregular intervals and the exact timing of distribution from the Investment Funds and co-investments cannot be determined. Expenses are recorded on an accrual basis. Legal fees are apportioned between the Master Fund and AMG Pantheon Fund, LLC (formerly AMG Pantheon Private Equity Fund, LLC) (the “Feeder Fund”) based on level of service.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended March 31, 2016, the Master Fund did not incur any overdraft fees.

The Master Fund recorded an out-of-period adjustment to increase professional fees and expense reimbursements by $38,869 to correct errors originating in the fiscal period ended March 31, 2015. The adjustment increased the Master Fund’s ratio of total expenses to average net assets (without reimbursements and waivers) by 0.21% for the year ended March 31, 2016 but did not impact the Master Fund’s net assets, NAV per unit or total return due to the Expense Limitation and Reimbursement Agreement as disclosed in Note 2. Management determined that the adjustment was not material to the Master Fund’s prior year or current year annual financial statements.

d.	DIVIDENDS AND DISTRIBUTIONS: Master Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Master Fund’s registration statement. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors distributions, are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2015, the Master Fund had permanent differences relating to a net operating loss reclassification and distribution gain paid and temporary differences relating to organization and offering costs and distributions received from the Master Fund’s investments in certain investment partnerships.

For the fiscal tax year ended September 30, 2015, the Master Fund repurchased $1,000,000 worth of Units, which for tax purposes is considered a distribution treated as a return of capital of approximately $962,339 and a short-term capital gain distribution of approximately $37,661. See Note 1g.

As of September 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed short-term capital gains	$(21,213)
Late year losses	$10,866

Based on the approximate cost of investments for federal income tax purposes at September 30, 2015 of $10,288,124, the Master Fund’s aggregate gross unrealized appreciation and depreciation were $132,078 and $117,202, respectively, resulting in net unrealized appreciation of $14,876.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

e.	FEDERAL TAXES: The Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986 (“IRC”), as amended, and to distribute substantially all of its taxable income and gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements. If the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Master Fund were ineligible to or otherwise were not to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

Additionally, based on the Master Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Master Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Master Fund’s tax year end is September 30. Management has analyzed the Master Fund’s tax positions as of March 31, 2016, and for all open tax years and has concluded that no provision for federal income tax is required in the Master Fund’s financial statements. Additionally, the Master Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses may be carried forward for an unlimited time period. Additionally, capital losses that are carried forward retain their tax character as either short-term or long-term capital losses.

f.	CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of March 31, 2016, the Master Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Master Fund incur net capital losses for the tax year ended September 30, 2016, such amounts may be used to offset future realized capital gains for an unlimited time period.

g.	CAPITAL STOCK: The Master Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Master Fund records sales and repurchases of its capital stock on the trade date. The Master Fund repurchased $1,000,000 worth of Units from an affiliated Investor, which the affiliated Investor invested into the Feeder Fund. The Feeder Fund subsequently reinvested the amount back into the Master Fund.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

For the periods ended March 31, 2016 and 2015, the Master Fund’s capital Unit transactions were as follows:

	2016		2015*
	Units	Amount	Units	Amount
Proceeds from sale of Units	3,534,913	$36,385,000	516,972	$5,172,064
Cost of Units repurchased	(97,752)	(1,000,000)	—	—

Net increase	3,437,161	$35,385,000	516,972	$5,172,064

*	Commenced operations on October 1, 2014.

At March 31, 2016, two affiliated Investors of record, including the Feeder Fund, owned 26% of the Master Fund’s net assets and one unaffiliated Investor owned 74% of the Master Fund’s net assets. Transactions by these Investors may have a material impact on the Master Fund.

h.	ORGANIZATIONAL AND OFFERING COSTS: The Investment Manager incurred and directly paid organizational and offering costs on behalf of the Master Fund in the amount of $418,689, which was repaid by the Master Fund for the full amount thereof. Organizational costs in the amount of $301,011 were expensed in the fiscal period ended March 31, 2015. Offering costs of $117,678 were deferred and have been fully amortized on the straight-line method over a period of one year from the commencement of operations.

i.	CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Master Fund’s transfer agent, and will be released from escrow on the effective date of the subscription. There was no cash held in escrow at March 31, 2016.

j.	JOINT REPURCHASE AGREEMENTS: The Master Fund may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Master Fund participates on a pro rata basis with other clients of BNYM in its share

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Master Fund’s Custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Master Fund may be delayed or limited. Pursuant to the Program, the Master Fund is indemnified for such losses by BNYM. At March 31, 2016, the market value of joint repurchase agreements outstanding for the Master Fund was $3,155,802.

2.	RELATED PARTY TRANSACTIONS AND OTHER

The Master Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc., (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by the Master Fund to the Investment Manager at the annual rate of 0.70% of the net assets of the Master Fund as of the end of each month, determined before giving effect to the accrual of the management fee being calculated or to any purchases or repurchases of interests of the Master Fund or any distributions by the Master Fund. Prior to October 1, 2015, the investment management fee rate was 1.25%.

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Master Fund for a term beginning on the Initial Closing Date and ending September 30, 2016 (the “Limitation Period”) to pay, waive, or reimburse the Master Fund’s expenses during the Limitation Period such that the Master Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of the Master Fund’s net assets as of the end of each calendar month (the “Expense Cap”). Effective January 4, 2016, the Expense Limitation and Reimbursement Agreement’s term was removed; consequently, the Expense Limitation and Reimbursement Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Master Fund or upon mutual agreement between the Investment Manager and the Master Fund’s Board. “Excluded Expenses” is defined to include (i) the investment management fee paid by the Master Fund; (ii) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund invests (including all acquired fund fees and expenses); (iii) transaction costs, including legal costs and brokerage commissions, of the Master Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments; (iv) interest payments incurred by the Master Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (vi) taxes of the Master Fund; and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager) of the Master Fund. To the extent that the Master Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay, waive, or reimburse the Master Fund for expenses to the extent necessary to eliminate such excess.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

To the extent that the Investment Manager undertakes an Expense Cap with respect to the Master Fund, the Master Fund will be obligated to pay the Investment Manager all amounts previously paid, waived, or reimbursed by the Investment Manager with respect to the Master Fund pursuant to such Expense Cap, provided that the amount of such additional payment in any year, together with all expenses of the Master Fund, in the aggregate, would not cause the Master Fund’s total annual other operating expenses, exclusive of Excluded Expenses, in any such year to exceed the amount of the current Expense Cap, and provided further that no additional payments by the Master Fund will be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date the Master Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager.

For the fiscal year ended March 31, 2016, the Master Fund’s expiration of reimbursement is as follows:

Expiration Period
Less than 1 year	—
Within 2 years	$744,658
Within 3 years	893,048

Total Amount Subject to Reimbursement	$1,637,706

Effective August 13, 2014, the Investment Manager voluntarily agreed to waive the management fee paid by the Master Fund until March 31, 2015 (the “Voluntary Fee Waiver”). The Investment Manager agreed to extend the Voluntary Fee Waiver until September 30, 2015. Effective October 1, 2015, the Investment Manager and the Master Fund agreed to cease the Voluntary Fee Waiver in effect through September 30, 2015. Management fees waived under the Voluntary Fee Waiver may not be recouped by the Investment Manager in subsequent periods. During the fiscal year ended March 31, 2016, the Investment Manager voluntarily waived management fees in the amount of $65,547.

The Master Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the Master Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Master Fund’s operations, including administration and Investor services to the Master Fund, its Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Master Fund’s Investors. The Master Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Master Fund’s average monthly net assets, with a minimum annual fee of $344,000 for these services.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

The Board provides supervision of the affairs of the Feeder Fund, the Master Fund, other trusts within the AMG Funds family of mutual funds and other affiliated funds. The Directors of the Master Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors fees and expenses are split evenly between the Master Fund and the Feeder Fund. Certain Directors and Officers of the Master Fund are Officers and/or Directors of the Investment Manager and AMG.

The Administrator has paid certain legal and Directors fees on behalf of the Master Fund and the amount owed to the Administrator as of March 31, 2016 is reflected as a Payable to Affiliates on the Statement of Assets and Liabilities.

3.	INVESTMENTS IN PRIVATE EQUITY AND INVESTMENT FUNDS

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Investment Funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Investment Funds, investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private equity investments on behalf of the Investment Fund. The Investment Fund’s investments are usually realized, or “exited” after a three to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the Investment Fund’s investors. The Investment Funds themselves typically have a term of ten to twelve years. The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00%—2.00% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back. Detailed information about the Investment Funds’ portfolios is not publically available.

Some of the investments that the Investment Manager will consider with respect to the Master Fund include:

•	Primary Investments: Primary investments (primaries) are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fundraising period. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

•	Secondary Investments: Secondary investments (secondaries) are interests in existing private equity funds that are typically acquired from existing investors in such Investment Funds in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

•	Direct Investments/Co-Investments: Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside Investment Funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

A listing of the Co-Investments, Primary and Secondary Investment Funds held by the Master Fund and their attributes, as of March 31, 2016 are shown in the table below.

Investment Category	Investment Strategy	Fair value	Commitments	Remaining life*	Redemption frequency	Notice (In days)	Redemption Restrictions
Buyout	Control investments in established, cash flow positive companies with focus on mid- or large-capitalization companies.	$4,912,218	$6,250,071	1-10 years	Not Redeemable	n/a	n/a

Core Plus	Private equity infrastructure funds that generally invest in assets that provide stable cash flows with growth initiatives. It is a long-term asset that can require significant to operational improvements, however it provides exposure to the underlying macro environment and offers some downside protection.	$229,262	$550,000	N/A	Not Redeemable	n/a	n/a

Growth Equity	Minority investments in established companies with strong growth characteristics.	$4,459,011	$4,553,423	1-8 years	Not Redeemable	n/a	n/a

Special Situations	Particular circumstances that influence investment in a security based on the special situation, rather than its underlying fundamentals or some other investment rationale.	$29,342	$500,000	N/A	Not Redeemable	n/a	n/a

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

*	Co-Investments do not have contractual lives and generally terminate after the underlying investment is sold. Years shown below are reflected of the remaining lives of Primary and Secondary Investment Funds.

As of March 31, 2016, 82.78% of capital commitments have been contributed and the unfunded capital commitments of the Master Fund amounted to $2,041,679.

4.	PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended March 31, 2016 were $11,094,339 and $165,140, respectively. There were no purchases or sales of U.S. Government obligations for the Master Fund.

5.	PORTFOLIO SECURITIES LOANED

The Master Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Master Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. It is the Master Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Master Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Master Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into overnight government joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At March 31, 2016, the value of the securities loaned and cash collateral received were $3,073,739 and $3,155,802, respectively.

6.	COMMITMENTS AND CONTINGENCIES

Under the Master Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Master Fund under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

7.	MASTER NETTING AGREEMENTS

The Master Fund may enter into master netting agreements with its counterparties for the securities lending program and joint repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Master Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 5.

The following table is a summary of the Master Funds’ open joint repurchase agreements which are subject to a master netting agreement as of March 31, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Citigroup Global Markets Inc.	$473,374	$473,374	—	—
Deutsche Bank Securities Inc.	1,000,000	1,000,000	—	—
HSBC Securities USA Inc.	473,374	473,374	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,000,000	1,000,000	—	—
RBC Capital Markets, LLC	209,054	209,054	—	—

	$3,155,802	$3,155,802	—	—

8.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in Investment Funds and Investment Fund portfolio companies. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. As a non-diversified fund, the Master Fund may have a concentration of investments in a limited number of portfolio securities. The Master Fund may also have a concentration of investments in a particular sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

investing in private equity securities. Private equity securities are illiquid and can be subject to various restrictions on resale. There can be no assurance that the Master Fund will be able to realize the value of any private equity investments in a timely manner. Additionally, Investment Funds are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Investment Funds. Units in the Master Fund provide limited liquidity because Units can only be redeemed upon approval of the Master Fund’s Board.

Therefore, an investment in the Master Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Master Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Master Fund is provided in the Feeder Fund’s Prospectus and Statement of Additional Information.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In May 2015, The Financial Accounting Standards Board issued Accounting Standard Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Also, ASU 2015-07 removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. Rather, those disclosures are limited to investments for which the Master Fund has elected to measure the fair value using that practical expedient. New disclosures are required for annual reporting periods beginning after December 15, 2015, and interim periods within those annual periods. Earlier application is permitted. The Master Fund has adopted ASU 2015-07 and did not value any of its investments using NAV as a practical expedient.

10.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2016 have been evaluated through the date the financial statements were issued. Subscriptions into the Master Fund for April 1, 2016 and May 1, 2016 were equal to $15,000 and $0, respectively. There were no additional subscriptions through the issuance date of the Master Fund’s financial statements.

Effective May 1, 2016, the Investment Manager has voluntarily agreed to waive the investment management fee of 0.70% paid by the Master Fund until December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Investors of AMG Pantheon Master Fund, LLC (formerly AMG Pantheon Private Equity Master Fund, LLC):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AMG Pantheon Master Fund, LLC (the “Fund”) at March 31, 2016, and the results of its operations, the changes in its net assets and its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and management of private equity investments, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 31, 2016

AMG Pantheon Master Fund, LLC

Directors and Officers

The Directors and Officers, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Directors provide broad supervision over the affairs of the Funds. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Funds, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Directors, President, Treasurer and Secretary of the Fund are elected by the Directors annually. Other officers hold office at the pleasure of the Directors.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2014 • Oversees 74 Funds in Fund Complex

Kurt A. Keilhacker, 52

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Director since 2014 • Oversees 74 Funds in Fund Complex

Eric Rakowski, 57

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Director since 2014 • Oversees 74 Funds in Fund Complex	Victoria L. Sassine, 50 Lecturer, Babson College (2007 – Present).
Interested Directors
Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2014 • Oversees 74 Funds in Fund Complex

Christine C. Carsman, 64

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011- Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 48

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer, Aston Asset Management, LLC (2016-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2016-Present); Chief Executive Officer, President and Principal Executive Officer, Aston Funds (2015-Present); President, VP Distributors, (2011- 2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010- 2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2014

Keitha L. Kinne, 57

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007- Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016-Present); Chief Operating Officer, Aston Funds (2016-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Distributors, Inc. (2012- 2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary and Chief Legal Officer since 2015

Mark J. Duggan, 51

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015- Present); Secretary and Chief Legal Officer, Aston Funds (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Treasurer, Principal Financial Officer, and Principal Accounting Officer since 2014

Donald S. Rumery, 57

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008- Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Aston Funds (2016-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, Aston Funds (2016-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2014

Leslie J. Osborn, 52

Chief Compliance Officer AMG Pantheon Fund, LLC and Vice President—Compliance Officer, AMG Funds LLC (2014-present); Chief Compliance Officer, Credit Suisse—Private Banking USA (2011-2013); Chief Compliance Officer and Head of Compliance (US), Man Investments, Inc. (2008-2011); Chief Compliance Officer, Arden Asset Management LLC (2004-2008); Deputy Compliance Officer/Assistant Director of Compliance, The Common Fund for Nonprofit Organizations (1999-2004).

• Executive Vice President since 2014

Sheldon Chang, 49

Managing Director and Head of Private Wealth Solutions, Pantheon Ventures (US) LP (2013- Present); Managing Director and Head of Origination and Product Management for Private Equity and Real Assets, Merrill Lynch Wealth Management (2006-2013).

• Executive Vice President since 2014	Susan Giacin, 38 Principal, Pantheon Ventures (US) LP (2013-Present); Director, Merrill Lynch Wealth Management (2008-2013); Assistant Vice President, Citi Property Investors (2005-2008).

• Executive Vice President since 2015	Douglas A. Keller, Jr., 28 Senior Associate, Pantheon Ventures (US) LP (2013-Present); Assistant Vice President, Merrill Lynch Wealth Management (2010-2013).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti- Money Laundering Compliance Officer, Aston Funds (2016- Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

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Important Information About This Report

This report is prepared for the Fund’s Unit holders. It is authorized for distribution to prospective investors only when preceded or accompanied by a confidential private placement memorandum (“PPM”). To receive a free copy of the PPM, which includes additional information about Fund Directors, please contact us by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

AR080-0316	| www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Directors has determined that independent Trustee Ms. Victoria Sassine qualifies as an Audit Committee Financial Expert. Ms. Sassine is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG Pantheon Fund, LLC	$19,425	$14,500

(b)	Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of any Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG Pantheon Fund, LLC	$45,625	$500

For the Fund’s two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Directors and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2016 and 2015 for non-audit services rendered to the Funds and Fund Service Providers were $168,250 and $40,400, respectively. For the fiscal year ended March 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $122,625 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended March 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $39,900 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

Overview and Policies

Pantheon Ventures (US) LP (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients. The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon managed SEC registered investment companies and underlying fund investments are attached herewith. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.	The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to Partner for action. The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer.

4.	The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Pantheon’s Proxy Voting Guidelines and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Executive Committee as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

Recordkeeping

As required under Rule 204-2 of the Act, Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.	A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section are maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years.

PROXY VOTING GUIDELINES

For Directly Held Portfolio Company Securities and ETFs Held by Pantheon Managed SEC Registered Investment Companies

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case.

For Underlying Fund Investments

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by- case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

Item	8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Chris Meads. Mr. Meads joined Pantheon in 2001. He currently serves as Chief Investment Officer of Pantheon and member of Pantheon UK’s Partnership Board. He chairs the Pantheon HK’s Asian Regional Investment Committee and is a member of the Pantheon UK International Investment Committee. Mr. Meads has 17 years of experience in private equity investments. Prior to joining the Adviser in 2001, he worked at HSBC, where he was involved in both strategic acquisitions and the design and implementation of internal operating procedures.

Susan Long McAndrews. Ms. McAndrews joined Pantheon in 2002. She currently serves as a member of Pantheon UK’s Partnership Board, leads the Adviser’s North American primary fund investment activity, and is chair of the Adviser’s U.S. Regional Investment Committee and a member of the Pantheon UK International Investment Committee and the Global Infrastructure Committee. Ms. McAndrews has 18 years of experience in private equity investments. Prior to joining the Adviser in 2002, she was a Principal at Capital Z Partners in Asia, where she was responsible for executing investments in private equity funds and in fund management companies.

Dennis McCrary. Mr. McCrary joined Pantheon in 2007. He currently serves as a senior member of the Adviser’s North American primary investment team focusing on fund investments and co-investments. He is a member of the Adviser’s U.S. Regional Investment Committee and chairs the Co-Investment Committee. Mr. McCrary has 19 years of experience in private equity investments. Prior to joining the Adviser in 2007, he was the head of the U.S. Partnership Team at Adams Street Partners where he was responsible for primary and secondary fund investments.

Brett Johnson. Mr. Johnson joined Pantheon in 2005. He currently serves as Managing Director of the Adviser, focusing on evaluating and monitoring North American primary investment opportunities, and is a member of the Adviser’s U.S. Regional Investment Committee. Mr. Johnson has 13 years of experience in private equity investments. Prior to joining the Adviser in 2005, he was a Director at The Regents of the University of California, where he was responsible for evaluating and executing private equity investments.

Rudy Scarpa, Mr. Scarpa joined Pantheon in 2007. He currently serves as Managing Director of the Adviser, leads the Adviser’s secondaries presence in the U.S., and is a member ofthe Adviser’s Global Secondary Investment Committee. His focus is on secondary deal origination, analysis, structuring, execution and management of investments. Mr. Scarpa has 19 years of experience in private equity investments. Prior to joining the Adviser in 2007, Mr. Scarpa was previously a partner at Coller Capital where he was a key member of the senior team.

The following tables lists the number and types of accounts, other than the Fund and Master Fund, managed by the Fund’s and the Master Fund’s portfolio managers and estimated assets under management in those accounts, as of December 31, 2015.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Chris Meads	0	$0	59	$22.9 billion	42	$7.8 billion
Susan Long McAndrews	0	$0	59	$22.9 billion	42	$7.8 billion
Dennis McCrary	0	$0	59	$22.9 billion	42	$7.8 billion
Brett Johnson	0	$0	30	$13.9 billion	27	$5.2 billion
Rudy Scarpa	0	$0	30	$13.9 billion	27	$5.2 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance- based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance- based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Chris Meads	0	$0	50	$20.2 billion	30	$5.6 billion
Susan Long McAndrews	0	$0	50	$20.2 billion	30	$5.6 billion
Dennis McCrary	0	$0	50	$20.2 billion	30	$5.6 billion
Brett Johnson	0	$0	29	$13.9 billion	17	$3.0 billion
Rudy Scarpa	0	$0	29	$13.9 billion	17	$3.0 billion

As of December 31, 2015, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon. Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.  CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON FUND, LLC

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	June 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	June 10, 2016

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	June 10, 2016